Quality Food Centers, Inc.
                    8.70% Senior Subordinated Notes due 2007

                               PURCHASE AGREEMENT



March 13, 1997


DONALDSON, LUFKIN & JENRETTE
    SECURITIES CORPORATION
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
BANCAMERICA SECURITIES, INC.
c/o Donaldson, Lufkin & Jenrette
    Securities Corporation
140 Broadway
New York, New York 10005

Ladies & Gentlemen:

      Each of Quality Food Centers, Inc., a Washington corporation (the "Company"), Quality Food Holdings, Inc., a Delaware corporation (the "Holding Company"), Hughes Markets, Inc. ("Hughes"), a California corporation (effective as of the Closing Date referred to herein), and KU Acquisition Corporation, a Washington corporation ("KUA") and the surviving corporation in the merger with Keith Uddenberg, Inc. ("KUI") (the Holding Company, Hughes and KUA are hereinafter sometimes referred to as, collectively, the "Guarantors" and, individually, a "Guarantor"), agrees with you as follows:

      1. Issuance of Notes. The Company proposes to issue and sell to Donaldson, Lufkin & Jenrette Securities Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and BancAmerica Securities, Inc. (each, a "Purchaser", and collectively, the "Purchasers"), an aggregate of $150,000,000 principal amount of the Company's 8.70% Senior Subordinated Notes due 2007 (the "Notes"). The Notes are to be issued pursuant to an indenture (the "Indenture") to be dated as of March 19, 1997 among the Company, the Guarantors and First Trust National Association, as trustee (the "Trustee"). The Notes and the Series B Notes (as defined below) to be issued in exchange therefor will be guaranteed (collectively, the "Guarantees") on a senior subordinated basis by each of the Guarantors.

      Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture. The term "Notes" and "Series B Notes", as used herein, shall include the Guarantees whenever the context permits. This Purchase Agreement is hereinafter sometimes referred to as this "Agreement" or the "Debt Agreement".

      The Notes will be offered and sold to you pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the "1993 Act"). The Company and the Guarantors have prepared a preliminary offering memorandum, dated February 18, 1997 (the "Preliminary Offering Memorandum"), and a final offering memorandum, dated March 13, 1997 (the "Offering Memorandum"), relating to the Company and the Guarantors and the Notes.

      Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act, the Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear a legend to the effect set forth in the Offering Memorandum under the caption "Notice to Investors".

      You have advised the Company that you will make offers (the "Exempt Resales") of the Notes purchased hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to persons whom you reasonably believe to be "qualified institutional buyers," as defined in Rule 144A under the 1933 Act ("QIBs"), and to a limited number of institutional "accredited investors" referred to in Rule 501(a)(1), (2), (3) or (7) under the 1933 Act (each, an "Accredited Investor"). The QIBs and the Accredited Investors are referred to herein as the "Eligible Purchasers." You will offer the Notes to such Eligible Purchasers initially at a price equal to the percentage of the principal amount thereof set forth in the table on the front cover of the Offering Memorandum. Such price may be changed at any time without notice.

      Holders (including subsequent transferees) of the Notes will have the registration rights set forth in the registration rights agreement relating thereto (the "Registration Rights Agreement"), to be dated the Closing Date, in substantially the form of Exhibit A hereto, for so long as such Notes constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company and the Guarantors will agree to use their reasonable best efforts to file with the Securities and Exchange Commission (the "Commission"), under the circumstances set forth therein, (i) a registration statement under the 1933 Act (the "Exchange Offer Registration Statement") relating to the Company's 8.70% Senior Subordinated Notes due 2007 (the "Series B Notes") to be offered in exchange for the Notes (the "Exchange Offer"), and (ii) a shelf registration statement pursuant to Rule 415 under the 1933 Act (the "Shelf Registration Statement") relating to the resale by certain holders of the Notes, and to use their reasonable best efforts to cause such Registration Statements to be declared effective. The Notes and the Series B Notes are sometimes hereinafter referred to, collectively, as the "Debt Securities".

      It is understood that the Company is concurrently entering into a U.S. Purchase Agreement dated the date hereof (the "U.S. Purchase Agreement") providing for the offering by the Company of an aggregate of 3,600,000 shares of Common Stock, par value $.001 per share (the "Common Stock"), of the Company (the "Initial U.S. Securities") through arrangements with certain


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

underwriters in the United States and Canada (the "U.S. Underwriters") for whom Merrill Lynch, Pierce, Fenner & Smith Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation, Salomon Brothers Inc and Dain Bosworth Incorporated are acting as representatives (the "U.S. Representatives"), and the grant by the Company to the U.S. Underwriters of an option to purchase all or any part of an additional 540,000 shares of Common Stock (the "U.S. Option Securities") to cover over-allotments, if any. The Initial U.S. Securities and the U.S. Option Securities are hereinafter sometimes called, collectively, the "U.S. Securities".

      It is understood that the Company is also concurrently entering into an International Purchase Agreement dated the date hereof (the "International Purchase Agreement") providing for the offering by the Company of an aggregate of 900,000 shares of Common Stock (the "Initial International Securities") though arrangements with certain underwriters outside of the United States and Canada (the "International Underwriters") for whom Merrill Lynch International, Donaldson, Lufkin & Jenrette Securities Corporation, Salomon Brothers International Limited and Dain Bosworth Incorporated are acting as lead managers (the "International Representatives"), and the grant by the Company to the International Underwriters of an option to purchase all or any part of an additional 135,000 shares of Common Stock (the "International Option Securities") to cover over-allotments, if any. The Initial International Securities and the International Option Securities are hereinafter sometimes called, collectively, the "International Securities."

      The U.S. Securities and the International Securities are hereinafter sometimes called, collectively, the "Securities;" the Initial U.S. Securities and the Initial International Securities are hereinafter sometimes called, collectively, the "Initial Securities"; the U.S. Option Securities and the International Option Securities are hereinafter sometimes called, collectively, the "Option Securities;" the U.S. Underwriters and the International Underwriters are hereinafter sometimes called, collectively, the "Underwriters" and, individually, an "Underwriter;" the U.S Representatives and the International Representatives are hereinafter sometimes called, collectively, the "Representatives" and, individually, a "Representative;" and the U.S. Purchase Agreement and the International Purchase Agreement are hereinafter sometimes called, collectively, the "Purchase Agreements" and, individually, a "Purchase Agreement".

      The Company has also entered into Agreement and Plan of Merger dated as of November 20, 1996, as amended (the "Hughes Merger Agreement"), with QHI Acquisition Corporation, a California corporation and wholly-owned subsidiary of the Company ("QHI"), and Hughes, pursuant to which QHI will merge with and into Hughes, with Hughes as the surviving corporation and as a result of which Hughes will become a wholly-owned direct subsidiary of the Company (the "Hughes Merger").

      The Company is currently a party to a Credit Agreement dated as of March 15, 1995 (the "Old Credit Agreement") among the Company, Bank of America National Trust and Savings Association ("BofA"), as agent, Seattle First National Bank, as swingline lender, Bank of America Illinois ("BAI"), as issuing lender, and the other financial institutions party thereto.

      In connection with the transactions contemplated herein, the Company, Quality Food, Inc., a Delaware corporation ("Parent"), and the Holding Company will enter into an Amended and Restated Credit Agreement (the "New Credit Agreement") with BofA, as Administrative Agent and Paying Agent, The Chase Manhattan Bank, as Administrative Agent, and the other lenders party thereto (collectively, the "Lenders"), amending and restating the Old Credit Agreement, and, concurrently therewith, the security agreements previously executed with respect to the Old Credit Agreement (the "Old Security Agreements") will be terminated. In order to guarantee the Company's obligations under the New Credit Agreement, the Holding Company, Hughes and KUA (each, a "Bank Guarantor" and, collectively, the "Bank Guarantors") will enter into a guaranty (the "Bank Guaranty") pursuant to the New Credit Agreement. In order to secure their respective obligations under the New Credit Agreement, the Company will enter into a Pledge Agreement (the "Company Security Agreement") and the Parent will enter into a Pledge Agreement (the "Guarantor Security Agreement"; the Company Security Agreement and the Guarantor Security Agreement are hereinafter sometimes called, collectively, the "Bank Security Agreements" and, individually, a "Bank Security Agreement") pursuant to which each of them will pledge the common stock of certain subsidiaries as collateral.

      The Purchase Agreements, the Debt Agreement, the Registration Rights Agreement, the Indenture, the Notes, the Series B Notes, the New Credit Agreement, the Company Security Agreement and the Hughes Merger Agreement are hereinafter sometimes called, collectively, the "Company Documents" and, individually, a "Company Document". The Debt Agreement, the Registration Rights Agreement, the Indenture, the New Credit Agreement, the Guarantor Security Agreements and the Bank Guaranty are hereinafter sometimes called, collectively, the "Guarantor Documents" and, individually, a "Guarantor Document".

      The sale of the Notes to you pursuant to this Agreement is conditioned upon, among other things, (i) the concurrent purchase of the Initial U.S. Securities and the Initial International Securities by the U.S. Underwriters and the International Underwriters, respectively, (ii) the effectiveness of the New Credit Agreement prior to or concurrently therewith, (iii) the concurrent termination of the Old Credit Agreement and (iv) the effectiveness of the Hughes Merger prior to or concurrently therewith.

      It is understood that any representation or warranty of the Company and the Guarantors in Section 5 hereof which relates to Hughes is made to the best of the Company's and the Guarantors' knowledge, with due inquiry by the Company and the Guarantors.

      All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Preliminary Offering Memorandum or the Offering Memorandum (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated or deemed to be incorporated by reference in the Preliminary Offering Memorandum or the Offering Memorandum, as the case may be; and all references in this Agreement to amendments or supplements to the Preliminary Offering Memorandum or the Offering Memorandum shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "1934

Act"), which is or is deemed to be incorporated by reference in the Preliminary Offering Memorandum or the Offering Memorandum, as the case may be.

      2. Agreements to Sell and Purchase. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell to you, and each of the Purchasers, severally but not jointly, agrees to purchase from the Company, Notes in the respective principal amount set forth opposite its name on Schedule I hereto. The purchase price for the Notes shall be 97.5% of their principal amount.

      3. Delivery and Payment. Delivery to the Purchasers of and payment for the Notes shall be made at 9:00 a.m., New York City time, on March 19, 1997 (the "Closing Date") at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, or such other time or place as you and the Company shall designate.

      One or more Notes in definitive form, registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), having an aggregate principal amount corresponding to the aggregate principal amount of the Notes sold pursuant to Exempt Resales to QIBs (collectively, the "Master Note"), and one or more Notes in definitive form registered in such other names as you may request upon at least two business days' notice to the Company (the "Definitive Notes"), having an aggregate principal amount corresponding to the aggregate principal amount of the Notes sold pursuant to Exempt Resales to Accredited Investors, shall be delivered by the Company to you (or as you direct), against payment by you of the purchase price therefor by wire transfer of immediately available funds to an account specified by the Company. The Master Note and Definitive Notes shall be made available to you for inspection not later than 9:30 a.m., New York City time, on the business day immediately preceding the Closing Date.

      4. Agreements of the Company and the Guarantors. The Company and each of the Guarantors, jointly and severally, agrees with each of you as follows:

            (a) To advise you promptly and, if requested by any of the Purchasers, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any of the Notes for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority, and (ii) of the happening of any event that makes any statement of a material fact made in the Offering Memorandum untrue or that requires the making of any additions to or changes in the Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Company and the Guarantors shall use their reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any of the Notes under any state securities or Blue Sky laws, and if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of any of the Notes under any state securities or Blue Sky laws, the Company and the Guarantors shall use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

            (b) To furnish you, without charge, as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as you may reasonably request. The Company and the Guarantors consent to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto, by you in connection with Exempt Resales.

            (c) Not to amend or supplement the Preliminary Offering Memorandum or the Offering Memorandum prior to the Closing Date unless you shall previously have been advised thereof and shall not have objected thereto after being furnished a copy thereof. The Company and the Guarantors shall promptly prepare, upon your request, any amendment or supplement to the Preliminary Offering Memorandum or the Offering Memorandum that may be necessary or advisable in connection with Exempt Resales.

            (d) If, after the date hereof and prior to consummation of any Exempt Resales, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of your counsel, it becomes necessary to amend or supplement the Offering Memorandum in order to made the statements therein, in the light of the circumstances when the Offering Memorandum is delivered to an Eligible Purchaser which is a prospective purchaser, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, forthwith to prepare an appropriate amendment or supplement to the Offering Memorandum so that statements therein as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Offering Memorandum will comply with applicable law.

            (e) To cooperate with you and your counsel in connection with the qualification of the Notes under the securities or Blue Sky laws of such jurisdictions as you may reasonably request and to continue such qualification in effect so long as required for the Exempt Resales; provided, however, that neither the Company nor any of the Guarantors shall be required in connection therewith to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or taxation, other than as to matters and transactions relating to the Exempt Resales, in any jurisdiction where it is not now so subject.

            (f) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with: (i) the preparation, printing, filing and distribution of the Preliminary Offering Memorandum and the Offering Memorandum (including, without limitation, financial statements and exhibits) and all amendments and supplements thereto, (ii) the preparation (including, without limitation, word processing and duplication costs) and delivery of this Agreement and the other Company Documents and Guarantor Documents and all preliminary and final Blue Sky memoranda and all other agreements, memoranda, correspondence and other documents prepared and delivered in connection herewith and with the Exempt Resales, (iii) the issuance and delivery by the Company and the Guarantors of the Debt Securities, (iv) the registration, qualification or exemption of the Debt Securities for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the reasonable fees and disbursements of your counsel relating to such registration, qualification or exemption), (v) furnishing such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be reasonably requested for use in connection with Exempt Resales, (vi) the preparation of certificates for the Debt Securities (including, without limitation, printing and engraving thereof), (vii) the fees, disbursements and expenses of the Company's and the Guarantors' counsel and accountants, (viii) all expenses and listing fees in connection with the application for quotation of the Notes in the National Association of Securities Dealers, Inc. ("NASD") Automated Quotation System PORTAL ("PORTAL"), (ix) all fees and expenses (including fees and expenses of counsel) of the Company and the Guarantors in connection with approval of the Debt Securities by DTC for "book-entry" transfer and (x) the performance by the Company and the Guarantors of their other obligations under this Agreement and the other Company Documents and Guarantor Documents.

            (g) To use the proceeds from the sale of the Notes in the manner described in the Offering Memorandum under the caption "Use of Proceeds."

            (h) Not to voluntarily claim, and to resist actively any attempts to claim, the benefit of any usury or similar laws against the holders of any Debt Securities.

            (i) To do and perform all things required to be done and performed under this Agreement by them prior to or after the Closing Date and to satisfy all conditions precedent on their part to the delivery of the Notes.

            (j) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the 1933
      Act) that would be integrated with the sale of the Notes in a manner that would require the registration under the 1933 Act of the sale to you or Eligible Purchasers of the Notes.

            (k) For so long as any of the Notes remains outstanding, to make available to any QIB or beneficial owner of Notes in connection with any sale thereof and any prospective purchaser of such Notes from such QIB or beneficial owner, the information required by Rule 144A(d)(4) under the 1933 Act, unless (i) the Company and the Guarantors are subject to the reporting requirements of Section 13 or 15(d) of the 1934 Act and (ii) as a result, the requirements of Rule 144A(d)(4) under the 1933 Act are not applicable with respect to sales or transfers of the Notes.

            (l) To use reasonable best efforts to cause the Exchange Offer to be made in the appropriate form to permit registration of the Series B Notes to be offered in exchange for the Notes and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

            (m) To comply with all of its agreements set forth in the Registration Rights Agreement, and all agreements set forth in the representation letter with DTC relating to the approval of the Debt Securities by DTC for "book-entry" transfer.

            (n) To use their reasonable best efforts to effect the inclusion of the Notes in PORTAL.

            (o) During a period of three years following the date of this Agreement, to deliver to each of you promptly upon their becoming available, copies of all current, regular and periodic reports filed by the Company, the Guarantors and, if the Reorganization occurs, the Parent with the Commission or any securities exchange or with any governmental authority succeeding to any of the Commission's functions.

            (p) For the period from the date of this Agreement through the Closing Date, neither the Company nor any of the Guarantors will, without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any debt securities or guarantees of the Company, any Guarantor or any of their respective subsidiaries or any securities convertible into or exercisable or exchangeable for any such debt securities or guarantees or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequences of ownership of any such debt securities or guarantees, whether any such transaction described in
      (i) or (ii) above is to be settled by delivery of such debt securities or guarantees, other securities, cash or otherwise. The foregoing sentence shall not apply to bank borrowings or guarantees thereof made in the ordinary course of business.

      5. Representations and Warranties. (a) The Company and each of the Guarantors, jointly and severally, represent and warrant to, and covenant and agree with, each of you that:

            (i) Offering Memorandum. The Preliminary Offering Memorandum and the Offering Memorandum have been prepared in connection with the Exempt Resales. The Preliminary Offering Memorandum and the Offering Memorandum do not, and any supplement or amendment to any of them will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (i) shall not apply to statements in or omissions from the Preliminary Offering Memorandum and the Offering Memorandum (or any supplement or amendment thereto) made in reliance upon and in conformity with information relating to you furnished to the Company in writing by you expressly for use therein. No stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the 1933 Act, has been issued. Each of the Preliminary Offering Memorandum and the Offering Memorandum and each amendment or supplement thereto contains and will contain all the information specified in, and meets and will meet the requirements of, Rule 144A(d)(4) under the 1933 Act.

            (ii) Other Classes of Debt Securities. When the Notes are issued and delivered pursuant to this Agreement, none of the Notes will be of the same class (within the meaning of Rule 144A under the 1933 Act) as securities of the Company or the Guarantors that are listed on a national securities exchange registered under Section 6 of the 1933 Act or that are quoted in a United States automated inter-dealer quotation system.

            (iii) Officer's Certificates. Each certificate signed by an officer of the Company or any of the Guarantors and delivered to any of the Purchasers or counsel for the Purchasers shall be deemed to be a joint and several representation and warranty by the Company and the Guarantors to each Purchaser as to matters covered thereby.

            (iv) No Registration Required. No registration under the 1933 Act of the Notes or the Guarantees is required for the sale of the Notes to the Purchasers as contemplated hereby or for the Exempt Resales assuming (i) that the purchasers who buy the Notes in the Exempt Resales are either QIBs or Accredited Investors and (ii) the accuracy of the Purchasers' representations regarding the absence of general solicitation in connection with the sale of Notes to the Purchasers and the Exempt Resales contained herein. No form of general solicitation or general advertising was used by the Company, the Guarantors or any of their respective representatives in connection with the offer and sale of any of the Notes or in connection with Exempt Resales, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Notes or the Guarantees have or will be issued and sold by the Company or any of the Guarantors within the six-month period immediately prior to and following the date hereof (other than the Series B Notes to be issued in the Exchange Offer).

            (v) ERISA Matters. The execution and delivery of the Company Documents and the Guarantor Documents and the issuance and sale of the Notes to be purchased by the Eligible Purchasers will not involve any prohibited transaction within the meaning of Section 406 of ERISA or
      Section 4975 of the Internal Revenue Code of 1986. The representation made by the Company and the Guarantors in the preceding sentence is made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by the Eligible Purchasers as set forth in the Offering Memorandum under the Section entitled "Notice to Investors."

            (vi) No Material Adverse Change in Business. Since the date as of which information is given in the Offering Memorandum, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of (1) the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect") or (2) Hughes and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Company or any of its subsidiaries or Hughes or any of its subsidiaries, in each case other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise or Hughes and its subsidiaries considered as one enterprise, respectively; and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock. For purposes of this Agreement, all references to "subsidiaries" of the Company shall include, without limitation, in the case of any representation or warranty made or deemed to have been made as of the Closing Date or at any time thereafter, Hughes and its subsidiaries.

            (vii) Regulations G, T, U and X. Neither the Company, the Guarantors nor any agent thereof acting on the behalf of any of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Notes to violate Regulation G (12 C.F.R. Part
      207), Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System or analogous foreign laws and regulations.

            (viii) Independent Accountants. The accountants who audited the financial statements and supporting schedules, if any, included in the Offering Memorandum are independent certified public accountants as required by the 1933 Act and the 1933 Act Regulations.

            (ix) Financial Statements. The financial statements of the Company, the consolidated financial statements of Hughes and the financial statements of KUI included in the Offering Memorandum, in each case together with the related schedules (if any) and notes, present fairly the financial position of the Company, the financial position of Hughes and its consolidated subsidiaries, and the financial position of KUI, respectively, at the dates indicated and the results of operations, changes in stockholders' equity and cash flows of the Company, of Hughes and its consolidated subsidiaries, and of KUI, respectively, for the periods specified; and said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Offering Memorandum present fairly in accordance with GAAP the information required to be stated therein. The selected historical financial data and the summary historical financial information included in the Offering Memorandum present fairly the information shown therein and have been compiled on a basis consistent with that of the Company's and Hughes', as applicable, audited financial statements included in the Offering Memorandum. The pro forma financial statements and the related notes thereto included in the Offering Memorandum present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

            (x) Good Standing of the Company. The Company has been duly incorporated and is validly existing as a corporation authorized to transact business in the corporate form and is in good standing under the laws of the State of Washington and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under the Company Documents; and the Company is not required to qualify as a foreign corporation to transact business in any other jurisdiction.

            (xi) Good Standing of Subsidiaries. The only subsidiaries of Hughes are Hughes Realty, Inc., Univar San Bernardino, Inc., and MM Foods, Inc., each of which is a California corporation. The only subsidiaries of the Company are KUA, QHI, Second Story, Inc., a Washington corporation, Parent, the Holding Company and, at the Closing Date, Hughes and its subsidiaries. Each of KUA, Hughes, Parent and the Holding Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligation under the Guarantor Documents to which it is or will be a party (if any), and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Offering Memorandum, all of the issued and outstanding capital stock of each of KUA, Parent and the Holding Company has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity (except for liens created by the Bank Security Agreements); all of the issued and outstanding capital stock of Hughes has been duly authorized and validly issued, is fully paid and non-assessable and, on the Closing Date will be owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity (except for liens created by the Bank Security Agreements); and none of the outstanding shares of capital stock of KUA, Hughes, Parent or the Holding Company was issued in violation of any preemptive or similar rights. For the periods covered by the historical financial statements of the Company included in the Offering Memorandum, the Company did not have any subsidiaries whose financial statements were required to be consolidated with those of the Company in accordance with GAAP. As of and for its fiscal year ended in December of 1996, the aggregate sales, operating income, net income and assets of the Company's subsidiaries (excluding KUA) were less than 1% of the Company's total sales, operating income, net income and assets. For the seven months ended September 29, 1996, subsidiaries of Hughes (other than Santee Dairies, Inc., a California corporation ("Santee")) accounted for less than 1% of Hughes' consolidated sales, income from operations, net income and assets (excluding from the computation of the foregoing amounts attributable to Santee).

            (xii) Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the Offering Memorandum in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to the Purchase Agreements or pursuant to employee benefit plans or the exercise of options referred to in the Offering Memorandum). The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

            (xiii) Authorization of Purchase Agreements. Each of the U.S. Purchase Agreement and the International Purchase Agreement has been duly authorized, executed and delivered by the Company. The Debt Agreement has been duly authorized, executed and delivered by the Company and the Guarantors, other than Hughes; at the Closing Date, the Debt Agreement will have been duly authorized, executed and delivered by Hughes.

            (xiv) Absence of Defaults and Conflicts. Neither the Company, Parent, the Holding Company, Hughes nor KUA is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which it is a party or by which it or any of them may be bound, or to which any of its property or assets is subject (collectively, "Agreements and Instruments", which term shall include, without limitation, the Investor Agreements (as defined below), the Company Documents and the Guarantor Documents), except for such defaults under Agreements and Instruments (other than the New Credit Agreement or the Indenture) that would not result in a Material Adverse Effect; and the execution, delivery and performance of the Company Documents and the Guarantor Documents and the consummation of the transactions contemplated herein and therein and in the Offering Memorandum (including, without limitation, (i) the issuance and sale of the Securities and the Notes and the borrowing of funds under the New Credit Agreement and the application of the proceeds therefrom as described in the Offering Memorandum under the caption "Use of Proceeds" and (ii) the consummation of the Hughes Merger) and compliance by the Company and the Guarantors with their respective obligations and agreements under the Company Documents and the Guarantor Documents have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance (other than liens on the Bank Collateral (as defined below) created by the Bank Security Agreements in favor of the Lenders) upon any property or assets of the Company, the Holding Company, Parent, Hughes or KUA pursuant to, any Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances under Agreements and Instruments, other than the New Credit Agreement, the Indenture and the

      Investor Agreements, that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company, Parent, the Holding Company, Hughes or KUA or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company, Parent, the Holding Company, Hughes or KUA or any of their respective assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the issuer or obligor. No consents or waivers from any other person are required for the execution, delivery and performance of any of the Company Documents or the Guarantor Documents or the consummation of any of the transactions contemplated hereby and thereby, other than such consents and waivers as have been obtained (or, in the case of the Registration Rights Agreement, will be obtained).

            As used in this Agreement, the term "Investor Agreements" means (A) the Standstill Agreement dated as of January 14, 1995 between the Company and Zell/Chilmark Fund L.P. (the "Zell/Chilmark Standstill Agreement"),
      (B) the Standstill Agreement dated as of January 14, 1995 between the Company and Stuart M. Sloan (the "Sloan Standstill Agreement"), (C) the Investor Rights Agreement dated as of March 1, 1995 (the "Olson Investor Rights Agreement") between the Company and Maurice F. Olson, Charles M. Olson and Maurice S. Olson, (D) the Investor Rights Agreement among the Company, Charles B. Teel, E. Gerald Teel and the other persons party thereto (the "Food Giant Investor Rights Agreement") and (E) the Investor Rights Agreement dated February 14, 1997 among the Company and the other persons party thereto (the "KUI Investor Rights Agreement;" and the term "Common Stock Registration Rights Agreements" means the agreements referred to in clauses (A), (C), (D) and (E) of this sentence.

            (xv) Absence of Labor Dispute. There is (i) no unfair labor practice complaint pending against the Company, Hughes or KUA nor, to the best knowledge of the Company, threatened against any of them, before the National Labor Relations Board, any state or local labor relations board or any foreign labor relations board, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is pending against the Company, Hughes or KUA or, to the best knowledge of the Company, threatened against any of them, which, individually or in the aggregate, may reasonably be expected to result in a Material Adverse Effect, (ii) no strike, labor dispute, slowdown or stoppage pending against the Company, Hughes or KUA nor, to the best knowledge of the Company, threatened against the Company, Hughes or KUA which, individually or in the aggregate, may reasonably be expected to result in a Material Adverse Effect, and (iii) to the best knowledge of the Company, no union representation question existing with respect to the employees of the Company, Hughes or KUA and no union organizing activities are taking place with respect to any such employees. Neither the Company, Hughes nor KUA has violated any federal, state or local law or foreign law relating to discrimination in hiring, promotion or pay of employees, or any applicable wage or hour laws, or any provision of the Employee

      Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations thereunder, or analogous foreign laws and regulations, which may reasonably be expected to result in a Material Adverse Effect. The Company is not aware of any existing or imminent labor disturbance by the employees of any principal suppliers, manufacturers, customers or contractors of the Company, Hughes or KUA, which, individually or in the aggregate, may reasonably be expected to result in a Material Adverse Effect.

            (xvi) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company, Parent, the Holding Company, Hughes or KUA, which, if the Offering Memorandum were a prospectus subject to the 1933 Act, would be required to be disclosed in the Offering Memorandum (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Company Documents or the Guarantor Documents or the performance by any of the parties thereto of their respective obligations or agreements thereunder; and the aggregate of all pending legal or governmental proceedings to which the Company, Parent, the Holding Company, Hughes or KUA is a party or of which any of their respective property or assets is the subject which are not described in the Offering Memorandum, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

            (xvii) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the authorization, execution, delivery or performance by the Company of any of the Company Documents or by any of the Guarantors of any of the Guarantor Documents, for the performance by Hughes of the Hughes Merger Agreement, for the offering, issuance or sale of the Securities under the Purchase Agreements or of the Notes or the Guarantees under the Debt Agreement, or for the consummation of the Hughes Merger or the other transactions contemplated by the Company Documents and the Guarantor Documents, except (A) such as may have been obtained under the 1933 Act or the 1933 Act Regulations in connection with the offering of the Securities, (B) such as may be required under state securities laws, (C) the filing of the appropriate agreement of merger and officers' certificates of each of Hughes and QHI relating to the approval of the Hughes Merger and a tax clearance certificate relating to Hughes' assumption of QHI's obligations to pay California franchise taxes (all as provided for in Section 1103 of the California Corporations Code) with the Secretary of State of the State of California in connection with the Hughes Merger, (D) the filing of financing statements and continuation statements under the Uniform Commercial Code (the "UCC") of the States of Washington and California in connection with the Bank Security Agreements,
      (E) the filing of termination statements (if any) under the UCC of the State of Washington and other appropriate jurisdictions terminating the security interests created by the Old Security Agreements, and (F) such as will be required under the 1933 Act, the 1933 Act Regulations and the Trust Indenture Act of 1939, as amended (the "1939 Act") in connection with the Registration Rights Agreement.

            (xviii) Possession of Licenses and Permits. The Company, Hughes and KUA possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Company, Hughes and KUA are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company, Hughes nor KUA has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

            (xix) Title to Property. The Company, Hughes and KUA have good and marketable title to all real property and improvements owned by them and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Offering Memorandum or (b) do not, singly or in the aggregate, materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by them; all of the leases and subleases under which the Company, Hughes or KUA holds properties are valid, binding and in full force and effect, and neither the Company, Hughes or KUA has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company, Hughes or KUA under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company, Hughes or KUA to the continued possession of the leased or subleased premises under any such lease or sublease which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect; and no default by the Company, Hughes or KUA has occurred and is continuing under any such lease or sublease, and no material defaults by the landlord or sublessor, as the case may be, are existing under any such lease or sublease which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

            (xx) Compliance with Cuba Act. To the extent that the Cuba Act is applicable, the Company has complied with, and is and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section 517.075 of the Florida statutes, and the rules and regulations thereunder (collectively, the "Cuba Act") or is exempt therefrom.

            (xxi) Investment Company Act. Neither the Company nor any of its subsidiaries is and, upon the issuance and sale of the Securities and the Notes pursuant to the Purchase

      Agreements and the Debt Agreement, respectively, and the application of the net proceeds therefrom as described in the Offering Memorandum, none of them will be an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

            (xxii) Environmental Laws. Except as described in the Offering Memorandum and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company, Hughes nor KUA is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company, Hughes and KUA have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company, Hughes or KUA and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company, Hughes or KUA relating to Hazardous Materials or any Environmental Laws.

            (xxiii) Tax Returns. All tax returns required to be filed by the Company, Hughes or KUA, in all jurisdictions, have been so filed. All taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest. The Company knows of no material proposed additional tax assessments against the Company, Hughes or KUA.

            (xxiv) Absence of Registration Rights. There are no persons with registration rights or other similar rights to have any securities (debt or equity) (A) registered pursuant to the registration statement registering the Securities under the 1933 Act or any of the registration statements contemplated by the Registration Rights Agreement or included in any of the offerings contemplated by the Purchase Agreements or the Registration Rights Agreement or (B) except for such rights as are accurately described in the prospectuses relating to the offering of the Securities under "Shares Eligible for Future Sale," otherwise registered by the Company under the 1933 Act (the rights referred to in clauses (A) and (B), collectively, the "Rights"); and the Company has complied with all of its obligations and agreements under the

      Investor Agreements in connection with the transactions contemplated by the Purchase Agreements. Schedule D to the Purchase Agreements contains a true, complete, and correct listing of all persons with Rights, the Common Stock Registration Rights Agreement under which such Rights arise and the number of shares of Common Stock covered by each such Common Stock Registration Rights Agreement.

            (xxv) New Credit Agreement. At or prior to the Closing Date, the New Credit Agreement will have been duly authorized by the Company, Parent and the Holding Company; at or prior to the Closing Date, the New Credit Agreement will have been duly executed and delivered by, and will be a valid and binding agreement of, the Company, Parent and the Holding Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general principles of equity, and all conditions precedent to the effectiveness of the New Credit Agreement, and all conditions precedent to the right of the Company to make borrowings under the New Credit Agreement (other than delivery of borrowing requests, bring-down officer's certificates or other customary documents required as a condition to each borrowing), will have been satisfied or waived.

            (xxvi) Bank Guaranty. At or prior to the Closing Date, the Bank Guaranty will have been duly authorized by the Bank Guarantors; at or prior to the Closing Date, the Bank Guaranty will have been duly executed and delivered by, and will be the valid and binding agreements of, the Bank Guarantors, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general principles of equity.

            (xxvii) Bank Security Agreements. At or prior to the Closing Date, the Bank Security Agreements will have been duly authorized by the Company and the Parent, respectively; at or prior to the Closing Date, the Bank Security Agreements will have been duly executed and delivered by, and will be the valid and binding agreements of, the Company and the Parent, enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general principles of equity.

            (xxviii) Hughes Merger. The Hughes Merger will become effective upon the filing of the agreement of merger provided for in the Hughes Merger Agreement, an officers' certificate of each of Hughes and QHI relating to the approval of the Hughes Merger and a tax clearance certificate relating to Hughes' assumption of QHI's obligations to pay California franchise taxes (all as provided for in Section 1103 of the California Corporations
      Code) (collectively, the "Merger Filing") with the Secretary of State of the State of California. Prior to the Closing Date, the Merger Filing will have been duly authorized, executed and delivered by the parties thereto, will comply with all applicable requirements of the laws of the State of California, and will have been duly filed in the appropriate governmental offices in the State of California. The Hughes Merger will be effective prior to or concurrently with the purchase of the Initial U.S. Securities by the U.S. Underwriters, with Hughes surviving the Hughes Merger as a wholly-owned direct subsidiary of the Company. The Company believes that all conditions precedent to the effectiveness of the Hughes Merger and to the obligations of the parties to the Hughes Merger Agreement which have not already been satisfied will be satisfied or waived at or prior to the Closing Date.

            (xxix) Authorization of Hughes Merger Agreement. The Hughes Merger Agreement has been duly authorized, executed and delivered by and is a valid and binding agreement of each of the Company, QHI and Hughes.

            (xxx) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Offering Memorandum, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder and, when read together with the other information in the Offering Memorandum, at the time the Offering Memorandum was issued and at the Closing Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (xxxi) Description of Documents. The Company Documents and the Guarantor Documents will conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum.

            (xxxii) Usury. The payment by the Company and the Guarantors of any and all amounts which become due and payable under the Indenture, the Notes, the Series B Notes, the Guarantees or the Registration Rights Agreement, and their respective obligations to pay such amounts, do not and will not violate any usury or similar law or regulation.

            (xxxiii) Value of Assets, Etc. The present fair saleable value of the assets of the Company and each of the Guarantors exceeds the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of each such person as they become absolute and matured. The assets of the Company and each of the Guarantors do not constitute unreasonably small capital to carry out their businesses as conducted or as proposed to be conducted. The Company does not, and no Guarantor intends to, nor do the Company or any Guarantor believe that it will, incur debts beyond its ability to pay such debts as they mature. Upon the issuance of the Notes and the Guarantees, after giving effect to the other borrowings (and guarantees thereof) to be made to finance the Hughes Merger and to retire the borrowings under the Old Credit Agreement, the present fair saleable value of the assets of the Company and each of the Guarantors will exceed the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of such person as they become absolute and matured. The assets of the Company and each of the Guarantors, upon the issuance of the

      Notes and the Guarantees and after giving effect to the other borrowings (and guarantees thereof) to be made to finance the Hughes Merger and to retire the borrowings under the Old Credit Agreement, will not constitute unreasonably small capital to carry out their businesses as not conducted, including the capital needs of the Company and each of the Guarantors, taking into account the projected capital requirements and capital availability of the Company and each of the Guarantors.

            (xxxiv) Indenture. The Indenture has been duly authorized by the Company and each of the Guarantors, other than Hughes; at the Closing Date, the Indenture will have been duly authorized by Hughes and duly executed and delivered by, and will be a valid and binding agreement of, the Company and each of the Guarantors, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally, or by general principles of equity.

            (xxxv) Notes. The Notes have been duly authorized by the Company; on the Closing Date, the Notes will have been duly executed by the Company and authenticated by the Trustee and, when delivered pursuant to the Debt Agreement against payment of the consideration set forth therein, will be valid and binding obligations of the Company, enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general principles of equity, and will be entitled to the benefits of the Indenture.

            (xxxvi) Registration Rights Agreement. The Registration Rights Agreement has been duly authorized by the Company and each of the Guarantors other than Hughes; at the Closing Date, the Registration Rights Agreement will have been duly authorized by Hughes and duly executed and delivered by, and will be a valid and binding agreement of, the Company and each of the Guarantors, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditor's rights generally or by general principles of equity.

            (xxxvii) Series B Notes. The Series B Notes have been duly authorized by the Company and, when delivered in exchange for Notes in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, will be valid and binding obligations of the Company, enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general principles of equity, and will be entitled to the benefits of the Indenture.

      The Company and the Guarantors acknowledge that the Purchasers and, for purposes of the opinions to be delivered to the Purchasers pursuant to Section 7 hereof, counsel to the Company and the Guarantors and counsel to the Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consent to such reliance.

      (b) Each Purchaser represents and warrants, severally and not jointly, to the Company, the Guarantors and the other Purchasers and agrees, severally and not jointly, that:

            (i) Such Purchaser is a QIB, with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Notes.

            (ii) Such Purchaser (A) is not acquiring the Notes with a view to any distribution thereof that would violate the 1933 Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Notes only to QIBs in reliance on the exemption from the registration requirements of the 1933 Act provided by Rule 144A and to Accredited Investors in a private placement exempt from the registration requirements of the 1933 Act.

            (iii) No form of general solicitation or general advertising has been or will be used by such Purchaser or any of its representatives in connection with the offer and sale of any of the Notes, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

            (iv) It has solicited and will solicit offers for the Notes only from, and has offered, sold and delivered and will offer, sell and deliver the Notes as part of its initial offering only to, (A) persons whom it reasonably believes to be QIBs purchasing for their own account or, if such person is purchasing for one or more institutional accounts for which it is acting as fiduciary or agent, only if such Purchaser reasonably believes that each such account is a QIB over which such person exercises sole investment discretion and to which notice has been given that such sale or delivery is being made in reliance on Rule 144A, in each case in a transaction complying with Rule 144A, and (B) a limited number of Accredited Investors and, if any such Accredited Investor is buying for one or more institutional accounts ("investor accounts") for which it is acting as fiduciary or agent, each such investor account is an Accredited Investor on a like basis and such Accredited Investor and each such investor account, as the case may be, is purchasing Notes in an aggregate principal amount of at least $100,000, and each such Accredited Investor shall execute a letter in the form of Annex A attached to the Offering Memorandum; and such Purchaser further acknowledges and agrees that the Notes have not been registered under the 1933 Act or any other applicable securities laws and, unless so registered, may be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of only (i) to the Company, (ii) pursuant to a registration statement which has been declared effective under the 1933 Act, (iii) to a person it reasonably believes is a QIB that purchases for its own account or for the account of a QIB to whom notice is given that the transfer is being made in reliance on Rule 144A, in each case in a transaction meeting the requirements of Rule 144A, (iv) pursuant to offers and sales to non-U.S. persons that occur outside the United States within the meaning of Regulation S under the 1933 Act ("Regulation S") in transactions which comply with Regulation S, (v) to an Accredited Investor that is acquiring the Notes for its own account or for the account of such an Accredited Investor, for investment purposes and not with a view to, or for offer or sale in connection with, any distribution and violation of the 1933 Act, or (vi) in a transaction meeting the requirements of Rule 144 or pursuant to any other available exemption from the registration requirements under the 1933 Act and, in each case, in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction; and such Purchaser will, and each subsequent holder is required to, notify any purchaser from it of any Notes of the resale restrictions set forth in clauses (i) through (vi) above.

            (v) Such Purchaser also understands that the Company, the Guarantors and, for purposes of the opinions to be delivered to you pursuant to
      Section 7 hereof, counsel to the Company and the Guarantors and counsel to the Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

      6. Indemnification.

(a) The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless (i) each of the Purchasers, (ii) each person, if any, who controls (within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act) any of the Purchasers (any of the persons referred to in this clause
(ii) being hereinafter sometimes referred to as a "controlling person"), and
(iii) the respective officers, directors, partners, employees, representatives and agents of any of the Purchasers or any controlling person (any person referred to in clause (i), (ii) or (iii) being hereinafter sometimes referred to as an "Indemnified Person") from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, settling, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Person) directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein, and except that such indemnity with respect to the Preliminary Offering Memorandum shall not inure to the benefit of any Purchaser (or any person controlling such Purchaser) from whom the person asserting such loss, claim, damage or liability purchased the Notes which are the subject thereof if such person did not receive a copy of the Offering Memorandum (or the Offering Memorandum as amended or supplemented) at or prior to the confirmation of the sale of such Notes to such person in any case where the Company complied with its obligations under Sections 4(b) and 4(c) hereof (and any such amended or supplemented Offering Memorandum, as applicable, shall have been delivered by the Company to such Purchaser a reasonable amount of time prior to the mailing or delivery, as applicable, of such confirmation) and any such untrue statement or omission or alleged untrue statement or omission of a material fact contained in the Preliminary Offering Memorandum was corrected in the Offering Memorandum (or the Offering Memorandum as amended or supplemented). The Company and the Guarantors shall notify you promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investigation) or litigation in connection with the matters addressed by this Agreement which involves the Company or any of the Guarantors or an Indemnified Person.

            (b) In case any action or proceeding (including any governmental investigation) shall be brought or asserted against any of the Indemnified Persons with respect to which indemnity may be sought against the Company or the Guarantors, such Indemnified Person shall promptly notify the Company and the Guarantors in writing (provided, that the failure to give such notice shall not relieve the Company or the Guarantors of any of their respective obligations pursuant to this Agreement to the extent the Company or the Guarantors are not materially prejudiced as a result thereof and in any event shall not relieve the Company or the Guarantors from any liability which any of them may have otherwise than on account of this indemnity agreement). Such Indemnified Person shall have the right to employ their own counsel in any such action and the fees and expenses of such counsel shall be paid, as incurred, by the Company and the Guarantors (regardless of whether it is ultimately determined that an Indemnified Person is not entitled to indemnification hereunder). Notwithstanding the foregoing, if they so elect within a reasonable time after receipt of notice referred to above, the Company and the Guarantors, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by the Company and approved by the Indemnified Persons defendant in such action (which approval shall not be unreasonably withheld, it being understood that in the case of the Indemnified Persons under Section 6(a) above, such approval shall be given by Donaldson, Lufkin & Jenrette Securities Corporation), unless such Indemnified Persons reasonably object to such assumption on the ground that there may be legal defenses available to them which are different from or in addition to those available to the Company and the Guarantors, in which case the Company and the Guarantors shall not be entitled to assume the defense of such action. If the Company and the Guarantors assume the defense of such action, the Company and the Guarantors shall not be liable for any fees and expenses of counsel for the Indemnified Persons incurred thereafter in connection with such action. The Company and the Guarantors shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for the Indemnified Persons, which firm (together with any such local counsel) shall be designated by Donaldson, Lufkin & Jenrette Securities Corporation. The Company and the Guarantors shall be liable for any settlement of any such action or proceeding effected with the Company's prior written consent, which consent will not be unreasonably withheld, and the Company and the Guarantors agree to indemnify and hold harmless any Indemnified Person from and against any loss, claim, damage, liability or expense by reason of any settlement of any action effected with the written consent of the Company. Notwithstanding the immediately preceding sentence, if at any time an Indemnified Person shall have requested an indemnifying party to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the second sentence of this paragraph, each indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent or the written consent of any other indemnifying party if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. The Company and the Guarantors shall not, without the prior written consent of an Indemnified Person, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Person is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of such Indemnified Person from all liability arising out of such action, claim, litigation or proceeding.

            (c) Each of the Purchasers agrees, severally and not jointly, to indemnify and hold harmless the Company and the Guarantors and any person controlling (within the meaning of Section 15 of the 1933 Act or Section 20 of the Exchange 1933 Act) the Company or the Guarantors, and the respective officers, directors, partners, employees, representatives and agents of each such person, to the same extent as the foregoing indemnity from the Company and the Guarantors to each of the Indemnified Persons, but only with respect to claims and actions based on an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to such Purchaser furnished in writing by such Purchaser to the Company expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum or any amendment or supplement thereto.

            The paragraph on page (ii) regarding stabilization, the statements to the effect that the Purchasers have informed the Company that they each currently intend to make a market in the Notes and, if issued, the Series B Notes, set forth under "Summary--The Notes Offering--Absence of Market for the Notes" and in the first paragraph under "Risk Factors--Lack of Public Market; Restrictions on Transferability", and the information in the first four sentences of the fourth paragraph and the sixth paragraph under "Plan of Distribution" constitute the only information furnished to the Company or any of the Guarantors in writing by any Purchaser expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto.

            (d) If the indemnification provided for in this Section 6 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other hand from the offering of the Notes or
      (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand, and the Purchasers, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the offering of the Notes (net of discounts and commissions but before deducting expenses) received by the Company and the total discounts and commissions received by the Purchasers bear to the total price to investors of the Notes, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Company and the Guarantors, on the one hand, and of the Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the Company or any Guarantor, on the one hand, or the Purchasers, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The indemnity and contribution provisions set forth herein shall be in addition to any liability or obligation the Company and the Guarantors may otherwise have to any Indemnified Person.

            The Company, the Guarantors and the Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, none of the Purchasers shall be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Purchaser with respect to the Notes exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers' obligations to contribute pursuant to this Section 6(d) are several in proportion to the respective principal amount of Notes purchased by each of the Purchasers hereunder and not joint.

      7. Conditions of Purchasers' Obligations. The several obligations of the Purchasers under this Agreement are subject to the satisfaction of each of the following conditions:

            (a) All of the representations and warranties of the Company and the Guarantors contained in this Agreement shall be true and correct on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively. The Company and the Guarantors shall have performed or complied with all of the agreements herein contained and required to be performed or complied with by them at or prior to the Closing Date.

            (b) The Offering Memorandum shall have been printed and copies distributed to the Purchasers not later than 10:00 a.m., New York City time, on the date following the date of this Agreement or at such later date and time as to which you may agree, and no stop order suspending the qualification or exemption from qualification of any of the Notes or Guarantees in any jurisdiction referred to in Section 4(e) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

            (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance of any of the Notes; no action, suit or proceeding shall be pending against or affecting or, to the knowledge of the Company or any Guarantor, threatened against, the Company, any Guarantor or any of their respective subsidiaries before any court or arbitrator or any governmental body, agency or official that, if adversely determined, would prohibit, interfere with or adversely affect the issuance of the Notes or would have a Material Adverse Effect; and no stop order preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the 1933 Act shall have been issued.

            (d) At the Closing Date, (A) there have been no transactions entered into by the Company and its subsidiaries (including, without limitation, Hughes, KUA and Santee) in each case other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries (including, without limitation, Hughes, KUA and Santee) considered as one enterprise; and (B) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

            (e) You shall have received a certificate, dated the Closing Date, signed by the President or any Vice President and the principal financial or accounting officer of the Company confirming, as of the Closing Date, the matters set forth in paragraphs (a), (b), (c) and (d) of this Section 7.

            (f) On the Closing Date, the Purchasers shall have received the favorable opinion, dated as of Closing Date, of Bogle & Gates P.L.L.C., counsel for the Company, in form and substance satisfactory to counsel for the Purchasers, to the effect set forth in Exhibit B hereto and to such further effect as counsel to the Purchasers may reasonably request.

            In rendering such opinion, such counsel shall state (A) that such opinion is limited to matters arising under the laws of the State of Washington, and (B) that, in rendering their opinions pursuant to this Agreement, Simpson Thacher & Bartlett and Brown & Wood LLP each may rely upon such opinion, as if it were addressed to them, as to all matters arising under the laws of the State of Washington. In rendering such opinion, Bogle & Gates P.L.L.C. may rely (i) as to matters involving the application of the laws of any other state upon the opinion of local counsel satisfactory to the Purchasers (which opinion shall be dated and furnished to the Purchasers at the Closing Date, shall be satisfactory in form and substance to counsel for the Purchasers and shall expressly state that the Purchasers may rely on such opinion as if it were addressed to them), provided that Bogle & Gates P.L.L.C. shall state in their opinion that they believe that they and the Purchasers are justified in relying upon such opinion and (ii) as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company, Hughes, Santee and KUA and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law
      (1991).

            (g) On the Closing Date, the Purchasers shall have received the favorable opinion, dated as of Closing Date, of Simpson Thacher & Bartlett, counsel for the Company, in form and substance satisfactory to counsel for the Purchasers, to the effect set forth in Exhibit C hereto and to such further effect as counsel for the Purchasers may reasonably request.

            In rendering such opinion, such counsel shall state (A) that such opinion is limited to matters arising under the laws of the State of New York, the General Corporation Law of the State of Delaware and the federal laws of the United States of America and (B) that insofar as such opinion relates to matters arising under the laws of the States of Washington or California, such counsel has relied upon the opinion of Bogle & Gates P.L.L.C. delivered pursuant to Section 7(f) hereof or upon the opinion of O'Melveny & Myers LLP delivered pursuant to Section 7(h) hereof, respectively. In rendering such opinion, Simpson Thacher & Bartlett may rely (i) as to matters involving the application of the laws of any other state upon the opinion of local counsel satisfactory to the Purchasers (which opinion shall be dated and furnished to the Purchasers on the Closing Date, shall be satisfactory in form and substance to counsel for the Purchasers and shall expressly state that the Purchasers may rely on such opinion as if it were addressed to them), provided that Simpson Thacher & Bartlett shall state in their opinion that they believe that they and the Purchasers are justified in relying upon such opinion and
      (ii) as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company, Hughes, Santee and KUA and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

            (h) On the Closing Date, the Purchasers shall have received the favorable opinion, dated as of Closing Date, of O'Melveny & Myers LLP, counsel for Hughes, in form and substance satisfactory to counsel for the Purchasers, to the effect set forth in Exhibit D hereto and to such further effect as counsel to the Purchasers may reasonably request.

            In rendering such opinion, such counsel shall state (A) that such opinion is limited to matters arising under the laws of the State of California and (B) that, in rendering their opinions pursuant to this Agreement, Simpson Thacher & Bartlett and Brown & Wood LLP may rely upon such opinion, as if it were addressed to them, as to all matters arising under the laws of the State of California. In rendering such opinion, O'Melveny & Myers LLP may rely (i) as to matters involving the application of the laws of any other state upon the opinion of local counsel satisfactory to the Purchasers (which opinion shall be dated and furnished to the Purchasers on the Closing Date, shall be satisfactory in form and substance to counsel for the Purchasers and shall expressly state that the Purchasers may rely on such opinion as if it were addressed to them), provided that O'Melveny & Myers LLP shall state in their opinion that they believe that they and the Purchasers are justified in relying upon such opinion and (ii) as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company, Hughes and Santee and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

            (i) On the Closing Date, the Purchasers shall have received the favorable opinion, dated as of Closing Date, of Rosenberg & Liebentritt, P.C., counsel for the Company, in form and substance satisfactory to counsel for the Purchasers, to the effect set forth in Exhibit E hereto and to such further effect as counsel to the Purchasers may reasonably request.

            In rendering such opinion, such counsel shall state that such opinion is limited to matters arising under the laws of the State of Illinois and the General Corporation Law of the State of Delaware. In rendering such opinion, Rosenberg & Liebentritt, P.C. may rely (i) as to matters involving the application of the laws of any other state upon the opinion of local counsel satisfactory to the Purchasers (which opinion shall be dated and furnished to the Purchasers at the Closing Date, shall be satisfactory in form and substance to counsel for the Purchasers and shall expressly state that the Purchasers may rely on such opinion as if it were addressed to them), provided that Rosenberg & Liebentritt, P.C. shall state in their opinion that they believe that they and the U.S. Underwriters are justified in relying upon such opinion and (ii) as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company, Hughes and Santee and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

            (j) You shall have received an opinion, dated the Closing Date, of Brown & Wood LLP, your counsel, in form and substance reasonable satisfactory to you, covering such matters as are customarily covered in such opinions.

            (k) Brown & Wood LLP shall have been furnished with such documents and opinions, in addition to those set forth above, as they may reasonable require for the purpose of enabling them to review or pass upon the matters referred to in this Section 7 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

            (l) At the time of the execution of this Agreement, the Purchasers shall have received from each of Deloitte & Touche LLP and Arthur Andersen LLP a letter or letters dated such date, in form and substance satisfactory to the Purchasers, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information of the Company, KUI and Hughes, as applicable, contained in the Offering Memorandum.

            (m) On the Closing Date, the Purchasers shall have received from each of Deloitte & Touche LLP and Arthur Andersen LLP a letter or letters, dated as of the Closing Date, to the effect that they reaffirm the statements made in the letter or letters furnished pursuant to subsection
      (l) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Date.

            (n) On the Closing Date, each condition to the closing contemplated by the Hughes Merger Agreement shall have been satisfied or waived. There shall exist at and as of the Closing Date (after giving effect to the transactions contemplated by the Purchase Agreements and the Debt Agreement) no conditions that would constitute a default (or an event that with notice or lapse of time, or both, would constitute a default) under the Hughes Merger Agreement. Prior to or concurrently with the purchase of the Notes by the Purchasers, (i) the Company shall have consummated the Hughes Merger pursuant to the Hughes Merger Agreement and on terms that conform to the description thereof in the Offering Memorandum, (ii) the Hughes Merger shall have become effective pursuant to the laws of the State of California; (iii) Hughes shall survive the Hughes Merger and shall be a wholly-owned direct subsidiary of the Company and (iv) Hughes shall have executed a copy of and become a party to this Agreement and the Company shall have delivered to the Purchasers evidence, in form and substance satisfactory to the Purchasers that the conditions specified in this paragraph shall have been satisfied.

            (o) At or prior to the Closing Date, (i) the New Credit Agreement, the Bank Guaranty and the Bank Security Agreements and all ancillary instruments and agreements shall have been executed and delivered by the parties thereto and shall be in form and substance satisfactory to the Purchasers, and the Company shall have furnished the Purchasers with copies thereof; and (ii) all conditions precedent to the effectiveness of the New Credit Agreement, and (except for the delivery of notices of borrowings, officer's bring-down certificates and other customary documentation required as a condition to a borrowing) all conditions precedent to the right of the Company to make borrowings under the New Credit Agreement, shall have been satisfied or waived and the New Credit Agreement shall be effective.

            (p) Concurrently with the purchase of the Notes by the Purchasers, the Underwriters shall have purchased and paid for the Initial Securities under the Purchase Agreements.

      All opinions, certificates, letters and other documents required by this
Section 7 to be delivered to you will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you. The Company and the Guarantors will furnish the Purchasers with such conformed copies or photocopies of such opinions, certificates, letters and other documents as they shall reasonably request.

      8. Defaults. If, on the Closing Date, any one or more of the Purchasers shall fail or refuse to purchase the Notes that it or they have agreed to purchase hereunder on the Closing Date, and the aggregate principal amount of Notes that such defaulting Purchaser or Purchasers, as the case may be, agreed but failed or refused to purchase does not exceed 10% of the total principal amount of the Notes that all of the Purchasers are obligated to purchase on the Closing Date, each non-defaulting Purchaser shall be obligated, severally and not jointly, in the proportion which the principal amount of Notes set forth opposite its name in Schedule I hereto bears to the aggregate principal amount of Notes which all the non-defaulting Purchasers have agreed to purchase, or in such other proportion as you may specify, to purchase the aggregate principal amount of Notes that such defaulting Purchaser or Purchasers, as the case may be, agreed but failed or refused to purchase. If, on the Closing Date, any one or more of the Purchasers shall fail or refuse to purchase Notes in an aggregate principal amount that exceeds 10% of such total principal amount and arrangements satisfactory to the non-defaulting Purchaser or Purchasers, as the case may be, and the Company for the purchase of such Notes are not made within 24 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Purchaser or the Company and the Guarantors, except as otherwise provided in Section 9. In any such case that does not result in termination of this Agreement, the Purchasers or the Company may postpone the Closing Date for not longer than seven days, in order that the required changes, if any, in the Offering Memorandum or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve a defaulting Purchaser from liability in respect of any default by such Purchaser under this Agreement.

      9. Effective Date of Agreement and Termination. This Agreement shall become effective upon the execution hereof.

      This Agreement may be terminated at any time on or prior to the Closing Date by you by notice to the Company if any of the following has occurred: (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Offering Memorandum, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of (1) the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business or (2) Hughes and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Purchasers, impracticable to market the Notes or to enforce contracts for the sale of the Notes, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Nasdaq National Market, or if trading generally on the American Stock Exchange, the New York Stock Exchange, the London Stock Exchange or the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by the Nasdaq National Market or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York authorities, or (v) if the rating assigned by any nationally recognized statistical rating organization to the Notes or any other debt securities of the Company shall have been lowered or if any such rating agency shall have publicly announced that it has placed the Notes or any other debt securities of the Company on what is commonly termed a "watch list" for a possible downgrading.

      The indemnities and contribution provisions and the other agreements, representations and warranties of the Company and the Guarantors, their respective officers and directors and of the Purchasers set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Notes, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any of the Purchasers or by or on behalf of the Company or any of the Guarantors, the officers or directors of the Company or any of the Guarantors or controlling person of the Company or any of the Guarantors, (ii) acceptance of the Notes and payment for them hereunder and (iii) termination of this Agreement.

      If this Agreement shall be terminated by the Purchasers pursuant to clauses (i) or (v) of the second paragraph of this Section 9 or because of the failure or refusal on the part of the Company or any Guarantor to comply with the terms or to fulfill any of the conditions of this Agreement, the Company and the Guarantors agree, jointly and severally, to reimburse you for all out-of-pocket expenses (including the fees and disbursements of counsel) incurred by you. Notwithstanding any termination of this Agreement, the Company and the Guarantors shall be liable, jointly and severally, for all expenses which they have agreed to pay pursuant to Section 4(f) hereof.

      Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Guarantors, the Purchasers, any Indemnified Person referred to herein and their respective successors and assigns and, in the case of natural persons, their heirs and legal representatives, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The terms "successors and assigns" shall not include a purchaser of any of the Notes from any of the Purchasers merely because of such purchase.

      10. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (a) if to the Company or any Guarantor, to it at 10112 N.E. 10th Street, Suite 201, Bellevue, Washington 98004,
Attention: Marc W. Evanger, with a copy to John B. Tehan, Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017 and (b) if to the Purchasers, c/o Donaldson, Lufkin & Jenrette Securities Corporation, 140 Broadway, New York, New York 10005, Attention: Ivy Dodes, with a copy to Ken Moelis, Donaldson, Lufkin & Jenrette Securities Corporation, 140 Broadway, New York, New York 10005 and with a copy to Robert Donatucci, Brown & Wood LLP, One World Trade Center, New York, New York 10048, or in any case to such other address as the person to be notified may have requested in writing.

      Anything herein to the contrary notwithstanding, the representations, warranties, covenants and agreements of the Company and the Guarantors set forth herein are joint and several.

      THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

      This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

      Please confirm that the foregoing correctly sets forth the agreement among the Company, the Guarantors and the Purchasers.

                                       Very truly yours,

                                       QUALITY FOOD CENTERS, INC.


                                       By: /s/ Marc Evanger
                                           -----------------------------
                                            Name:
                                            Title:


                                       QUALITY FOOD HOLDINGS, INC.


                                       By: /s/ Marc Evanger
                                           -----------------------------
                                            Name:
                                            Title:


                                       HUGHES MARKETS, INC.
                                       (Effective on and as of the Closing
                                       Date referred to herein.)


                                       By: /s/ Marc Evanger
                                           -----------------------------
                                            Name:
                                            Title:



                                       KU ACQUISITION CORPORATION


                                       By: /s/ Marc Evanger
                                           -----------------------------
                                            Name:
                                            Title:

Accepted and agreed to as of
the date first above written:

DONALDSON, LUFKIN & JENRETTE SECURITIES
    CORPORATION
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
BANCAMERICA SECURITIES, INC.


By:  DONALDSON, LUFKIN & JENRETTE SECURITIES
        CORPORATION


By: /s/ Donald S. Kinsey
    ------------------------------
        Authorized Signatory

                                   SCHEDULE I


                                                               Principal Amount
                                                               ----------------

Donaldson, Lufkin & Jenrette Securities
    Corporation................................                 $75,000,000

Merrill Lynch, Pierce, Fenner & Smith
            Incorporated.......................                  60,000,000

BancAmerica Securities, Inc....................                  15,000,000
                                                                ------------

      Total                                                     $150,000,000
                                                                ============


                                     Sch I-1

                                    EXHIBIT A

                     Form of Registration Rights Agreements


                                     Sch I-2

                                    EXHIBIT B

                          Form of Bogle & Gates Opinion

                                    EXHIBIT C

                         Form of Simpson Thacher Opinion

                                    EXHIBIT D

                        Form of O'Melveny & Myers Opinion

                                    EXHIBIT E

                     Form of Rosenberg & Liebentritt Opinion